Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Apollo Commercial Real Estate Finance, Inc. (the “Company”) for the period ended December 31, 2011 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Joseph F. Azrack, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: March 2, 2012

By:	/s/ Joseph F. Azrack
Joseph F. Azrack
Title: President and Chief Executive Officer